Other Current Assets	12 Months Ended
Dec. 31, 2015
Prepaid Expense and Other Assets, Current [Abstract]
Other Current Assets
Other Current Assets
Other current assets consisted of the following:

(in millions)	December 31, 2015	December 31, 2014
Prepaid expenses	$41.9	$43.4
Other investments	12.5	8.8
Marketable securities	2.9	3.0
Deferred financing fees	0.5	0.5
Income taxes receivable	0.1	2.8
Deferred income tax assets	—	51.2
Other	7.4	5.3
Total other current assets	$65.3	$115.0

Other investments are non-negotiable certificates of deposit of which the majority are in denominations of greater than $0.1 million. As of December 31, 2015 and 2014, these investments were recorded at their carrying value. During 2015, we prospectively adopted ASU 2015-17, which resulted in a reclassification of current deferred income taxes to noncurrent deferred tax liabilities at December 31, 2015.